                                        OPPENHEIMER DEVELOPING MARKETS FUND
                                    Supplement dated September 22, 2004 to the
                                         Prospectus dated October 23, 2003

     This  supplement  amends the Prospectus of Oppenheimer  Developing  Markets
Fund (the "Fund") dated October 23, 2003,  and is in addition to the  supplement dated July 6, 2004. The Prospectus  supplement dated August 24, 2004 is replaced with this supplement.

1. The section  titled  "Portfolio  Managers"  on page 13 of the  Prospectus  is deleted  and  replaced  with the  following,  to  reflect a change in  portfolio managers anticipated to take effect as of that date:

Portfolio  Managers.  The  portfolio  managers of the Fund are Rajeev Bhaman and
Mark Madden.  They are the persons  principally  responsible  for the day-to-day management of the Fund's  portfolio.  Mr. Bhaman is a Vice President of the Fund and of the Manager and portfolio  manager of other  Oppenheimer  funds,  and has been  portfolio  manager of the Fund since its  inception  in 1996.  Mr.  Madden became Vice President of the Manager and portfolio manager of the Fund on August
16,  2004.  Prior to joining the Manager,  he was the  Managing  Director of the
Global  Emerging  Markets  Team at  Pioneer  Investment  Management,  Inc.  from
November  2000-July  2004 and Senior Vice  President and Portfolio  Manager from
December 1998-October 2000.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 13:

PENDING  LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer Agent of the Fund,  some of the Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds. The complaints  allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004, September 3, 2004, and September 14, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

3. The section  entitled  "WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST?" on pages
14 and 15 is deleted and replaced with the following:

WHAT IS THE  MINIMUM  AMOUNT  YOU  MUST  INVEST?  In most  cases,  you are  only permitted to buy Fund shares with a minimum  initial  investment of $25,000.  An existing shareholder may make additional investments at any time thereafter with as little as $50, however,  purchases made subsequent to the initial  investment
(i) may not exceed $2,000 per  shareholder in any one calendar  month,  and (ii)
may not be made by phone or via the internet.

In the following  circumstances,  you can buy Fund shares with a minimum initial investment of $1,000 and make additional  investments at any time with as little as $50, regardless of the amount invested per month:

o Purchases made through retirement plans that are held in omnibus accounts.

o Purchases made pursuant to automatic rebalancing in OppenheimerFunds Portfolio
Builder accounts.

o Purchases made through wrap-fee platforms sponsored by certain  broker-dealers that have an agreement with the Fund's distributor.

o Direct  Rollover/Change of Trustee Requests received by the Fund's Distributor prior to May 3, 2004,  directing the current  trustee/custodian  to liquidate or transfer  in kind the  assets  held in a  non-OppenheimerFunds  retirement  plan account to an OppenheimerFunds retirement plan account with OFI Trust Company as
Trustee.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

4. The first  bullet of the  paragraph  captioned  "ACCOUNTLINK"  on pages 22 is deleted and replaced with the following, to explain that AccountLink lets you:

o transmit  funds  electronically  to purchase  shares by  telephone  (through a service  representative or for new accounts only, by PhoneLink) or automatically under Asset Builder Plans, or

5. The  paragraph  captioned  "Purchasing  Shares"  on pages 23 is  deleted  and replaced with the following:

Purchasing Shares. You may purchase shares (for new accounts only) in amounts up to  $100,000  by phone,  by calling  1.800.225.5677.  You must have  established
AccountLink  privileges to link your bank account with the Fund to pay for these purchases.

September 22, 2004                                          PS0785.020